Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 2 to the Annual Report on Form 10-K/A of HK Graphene Technology Corporation (the “Company”) for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jianguo Xu, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of November 3, 2015.

/s/ Chunhua Huang
Name:	Chunhua Huang
Title:	Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement, has been provided to HK Graphene Technology Corporation, and will be retained by HK Graphene Technology Corporation, and furnished to the Securities and Exchange Commission or its staff upon request.